Leases	12 Months Ended
Dec. 31, 2016
LEASES [Abstract]
Leases
NOTE 16: LEASES
Chartered-out:
As of December 31, 2016, the future minimum revenue (charter-out rates are presented net of commissions, where applicable, and assume no off-hire days) expected to be earned on non-cancelable time charters, COA's with minimum guaranteed volumes and contracts with minimum guaranteed throughput in the Company's ports were as follows:

Amount
2017	$ 112,803
2018	76,883
2019	76,641
2020	64,191
2021	52,569
2022 and thereafter	684,511

Total minimum revenue, net of commissions	$ 1,067,598

Revenues from time charters are not generally received when a vessel is off-hire, including time required for scheduled maintenance of the vessel.
The future minimum revenue, as presented in the table above, expected to be earned on non-cancelable contracts with minimum guaranteed throughput after the successful completion of the expansion of Navios Logistics' dry port facility is $44,200 per annum, based on current contract rates, for a period of 20 years.
Navios Logistics' future minimum revenue, as presented in the table above, expected to be earned on non-cancelable contracts under time charter after the successful completion of the construction of a river and estuary tanker, is $41,640 for a period of five years, based on current contract rates.
Chartered-in:
As of December 31, 2016, the Company's future minimum commitments, net of any commissions, under chartered-in vessels amounted to $32 until March 2017.
For the year ended December 31, 2016, charter hire expense for chartered-in pushboats and barges amounted to $1,521 ($1,307 in 2015 and $2,468 in 2014).

Office space:
The future minimum commitments under lease obligations for office space were as follows:

Amount
2017	$863
2018	698
2019	537
2020	508
2021	184

Total	$2,790

Rent expense for office space amounted to $720 for the year ended December 31, 2016 ($716 in 2015 and $700 in 2014).